                                                                  Exhibit 10.40


                                        FOURTH AMENDMENT dated as of January 31,
                              2000 (this "AMENDMENT") to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among USA NETWORKS, INC., a Delaware corporation ("USANI"), USANi LLC, a Delaware limited liability company (the "BORROWER"), the several banks and other financial institutions and entities from time to time parties thereto (the "LENDERS"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION and THE BANK OF NEW YORK, as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT").

                    WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower and the Issuing Bank has agreed to issue certain Letters of Credit for the account of the Borrower; and

                    WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                    NOW, THEREFORE, the parties hereto hereby agree as follows:

                    1. DEFINED TERMS. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

                    2. AMENDMENTS TO THE CREDIT AGREEMENT. (a) Section 1.01 of the Credit Agreement is hereby amended by:

                            (i) inserting the following definitions in their
                     proper alphabetical order:

                                 "`SAVOY DEBENTURES' means the 7% Convertible
                                 Subordinated Debentures of Savoy due July 1,
                                 2003 in an aggregate principal amount of $37,782,000.

                                 `SENIOR NOTES' means the 6.75% Senior Notes due November 15, 2005 of the Borrower and USANi in an aggregate principal amount of $500,000,000.

                            (ii) deleting the following from the definition of
                     Fixed Charges: "(excluding Capital Expenditures by SKTV, the Home Shopping Persons and their respective subsidiaries)".

                 (b) Section 5.14 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                           "SECTION 5.14 [Reserved]".

                 (c) Subsection 5.16(a) of the Credit Agreement is hereby
                     amended by:

                           (i) inserting "(i)" between the words "except that" and "a Guarantor"; and

                          (ii) inserting the following immediately prior to ";":

                           "and (ii) Internet Shopping Network, L.L.C. may merge on an arm's-length basis into a publicly traded company for at least fair consideration paid solely in publicly traded stock of such company".

                 (d) Section 5.18 of the Credit Agreement is hereby amended by

                           (i) inserting the following immediately prior to clause (x) in subsection (a)(iii) thereof:

                          "(v) the repurchase of up to $20,000,000 of Savoy
                            Debentures, (w) the repurchase of up to $50,000,000 of Senior Notes"; and

                          (ii) replacing "$1,000,000" in clause (z) of subsection (a)(iii) thereof with "$10,000,000".


                 (e) Section 5.19 of the Credit Agreement is hereby amended by:

                            (i) deleting clause (a) thereof in its entirety and substituting the following therefor: "(a) Investments in any Wholly Owned Subsidiary that is a Guarantor;"

                           (ii) replacing "$125,000,000" in clauses (e) and (g)
                            thereof with "$300,000,000"; and

                           (iii) replacing "$20,000,000" in clause (h) thereof with "$200,000,000".

                  (f) Section 5.20 of the Credit Agreement is hereby amended by deleting "or the Borrower" in Section (b) thereof and substituting ", the Borrower or any Subsidiary that is not a Guarantor" therefor.

                  3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  4. REPRESENTATIONS AND WARRANTIES. Each of USANi and the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as of the date hereof as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by each of USANi and the Borrower of this Amendment are within the scope of its corporate or company powers, and have been duly authorized by all necessary corporate, company and, if required, stockholder or member action on the part of each of them, and no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution or delivery of this Amendment by either of them or for the validity or enforceability of this Amendment. The Credit Agreement as amended by this

           Amendment constitutes the legal, valid and binding obligation of each of USANi and the Borrower, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c) All representations and warranties of USANi and the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  5. EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:

                  (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by USANi, the Borrower and the Required Lenders; and

                  (b) The Administrative Agent shall have received such opinions and certificates from USANi and the Borrower and their counsel as it may reasonably request in form reasonably satisfactory to its counsel.

                  6. EXPENSES. The Borrower agrees to reimburse the Administrative Agent and the Collateral Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  7. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                          USA NETWORKS, INC.,

                                            by     /s/ Michael Durney
                                               -------------------------
                                               Name: Michael Durney
                                               Title: VP & Controller

                                          USANi LLC,

                                            by     /s/ Michael Durney
                                               --------------------------
                                               Name: Michael Durney
                                               Title: VP & Controller

                                          THE CHASE MANHATTAN BANK, individually
                                          and as Administrative Agent,
                                          Collateral Agent and Issuing Bank,

                                            by    /s/ Joan M. Fitzgibbon
                                               ----------------------------
                                               Name: Joan M. Fitzgibbon
                                               Title: Managing Director

                                          BANK OF AMERICA, N.A.,

                                            by      /s/ Sean W. Cassidy
                                               -----------------------------
                                               Name: Sean W. Cassidy
                                               Title: Vice President

                                          THE BANK OF NEW YORK COMPANY, INC.,
                                          individually and as Co-Documentation
                                          Agent,

                                            by       /s/ John C. Lambert
                                               -------------------------------
                                               Name: John C. Lambert
                                               Title: Vice President

                                          ABN AMRO BANK, N.V.,

                                            by
                                               ------------------------------
                                               Name:
                                               Title:

                                            by
                                               ------------------------------
                                               Name:
                                               Title:

                                          BANCA COMMERCIALE ITALIANA, NEW
                                          YORK BRANCH,

                                            by      /s/ Charles Dougherty
                                               ------------------------------
                                               Name: Charles Dougherty
                                               Title: Vice President

                                            by         /s/ E. Bermant
                                               ------------------------------
                                               Name: E. Bermant
                                               Title: First Vice President/
                                                      Deputy Manager

                                          BANK OF HAWAII,

                                            by          /s/ Luke Yeh
                                               ------------------------------
                                               Name: Luke Yeh
                                               Title: Assistant Vice President

                                          BANK OF MONTREAL,

                                            by         /s/ W.T. Calder
                                               ------------------------------
                                               Name: W.T. Calder
                                               Title: Managing Director

                                          THE BANK OF NOVA SCOTIA,

                                            by
                                                /s/ Vincent J. Fitzgerald, Jr.
                                              ----------------------------------
                                              Name: Vincent J. Fitzgerald, Jr.
                                              Title: Authorized Signatory

                                          BANQUE NATIONALE DE PARIS,

                                            by
                                                      /s/ Serge Desrayaud
                                              ----------------------------------
                                              Name: Serge Desrayaud
                                              Title: Vice President/Team Leader

                                            by
                                                     /s/ Gregg W. Bonardi
                                              ----------------------------------
                                              Name: Gregg W. Bonardi
                                              Title: Vice President

                                          BANQUE WORMS CAPITAL CORPORATION,

                                            by
                                              ----------------------------------
                                              Name:
                                              Title:

                                          CITY NATIONAL BANK,

                                            by
                                                      /s/ David C. Burdge
                                              ----------------------------------
                                              Name: David C. Burdge
                                              Title: Senior Vice President

                                          CREDIT INDUSTRIEL ET COMMERCIAL,

                                            by
                                                        /s/ Albert Calo
                                              ----------------------------------
                                              Name: Albert Calo
                                              Title: Vice President

                                            by
                                                 /s/ Marie-Rose Sensenbrenner
                                              ----------------------------------
                                              Name: Marie-Rose Sensenbrenner
                                              Title: Vice President

                                          CREDIT AGRICOLE INDOSUEZ,

                                            by
                                                        /s/ Craig Welch
                                              ----------------------------------
                                              Name: Craig Welch
                                              Title: First Vice President

                                            by
                                                      /s/ John McCloskey
                                              ----------------------------------
                                              Name: John McCloskey
                                              Title: Vice President, SRM

                                          CREDITANSTALT CORPORATE FINANCE, INC.,

                                            by
                                              ----------------------------------
                                              Name:
                                              Title:

                                            by
                                              ----------------------------------
                                              Name:
                                              Title:

                                          THE DAI-ICHI KANGYO BANK LTD., NEW
                                          YORK BRANCH,

                                            by
                                                      /s/ Marvin M. Lazar
                                              ----------------------------------
                                              Name: Marvin M. Lazar
                                              Title: Assistant Vice President

                                          DE NATIONALE INVESTERINGSBANK, N.V.,

                                            by
                                              ----------------------------------
                                              Name:
                                              Title:

                                            by
                                              ----------------------------------
                                              Name:
                                              Title:

                                          FIRST HAWAIIAN BANK,

                                            by
                                                      /s/ Travis Ruetenik
                                              ----------------------------------
                                              Name: Travis Ruetenik
                                              Title: Assistant Vice President

                                         FLEET NATIONAL BANK,

                                            by
                                                      /s/ Manuel Burgueno
                                              ----------------------------------
                                              Name: Manuel Burgueno
                                              Title: Vice President

                                         THE FUJI BANK LIMITED, LOS ANGELES
                                         AGENCY,

                                           by
                                                      /s/ Masahito Fukuda
                                              ----------------------------------
                                             Name: Masahito Fukuda
                                             Title: Senior Vice President

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                           by
                                                       /s/ Karl Kieffer
                                              ----------------------------------
                                             Name: Karl Kieffer
                                             Title: Duly Authorized Signatory

                                         ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                         - ISTITUTO MOBILIARE ITALIANO, SPA,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                         KBC BANK  N.V.,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                         MELLON BANK, N.A.,

                                           by
                                                     /s/ Raghunatha Reddy
                                              ----------------------------------
                                              Name: Raghunatha Reddy
                                              Title: Lending Officer

                                         PARIBAS,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                         PNC BANK, NATIONAL ASSOCIATION,

                                           by
                                                      /s/ Karen L. Kooman
                                              ----------------------------------
                                              Name: Karen L. Kooman
                                              Title: Assistant Vice President

                                         ROYAL BANK OF CANADA,

                                           by
                                                     /s/ Stephanie Babich
                                              ----------------------------------
                                              Name: Stephanie Babich
                                              Title: Vice President

                                         SOCIETE GENERALE,

                                           by
                                                      /s/ Robert G. Robin
                                              ----------------------------------
                                              Name: Robert G. Robin
                                              Title: Vice President

                                         THE SUMITOMO TRUST & BANKING, CO.,
                                         LTD., NEW YORK BRANCH,

                                           by
                                                     /s/ Stephen Stratico
                                              ----------------------------------
                                              Name: Stephen Stratico
                                              Title: Vice-President

                                         SUNTRUST BANK, CENTRAL FLORIDA N.A.,

                                            by
                                                      /s/ W. David Wisdom
                                              ----------------------------------
                                              Name: W. David Wisdom
                                              Title: Vice President

                                         UNION BANK OF CALIFORNIA, N.A.,

                                           by

                                                    /s/ Stender E. Sweeney
                                              ----------------------------------
                                              Name: Stender E. Sweeney
                                              Title: Assistant Vice President

                                         WELLS FARGO BANK,

                                           by
                                              ----------------------------------
                                              Name:
                                              Title:

                                         WESTDEUTSCHE LANDESBANK, NEW YORK
                                         BRANCH,

                                           by
                                                    /s/ Cynthia M. Niesen
                                              ----------------------------------
                                              Name: Cynthia M. Niesen
                                              Title: Managing Director

                                           by
                                                      /s/ Pascal Kabemba
                                              ----------------------------------
                                              Name: Pascal Kabemba
                                              Title: Associate